Fidelity®

Capital & Income

Fund

Semiannual Report

October 31, 2002(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion

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(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)Dear Shareholder:

While the third quarter of 2002 was the worst quarter for stocks in 15 years, investors seemed to set aside concerns about the economy and war with Iraq during October, giving stocks their best month since November 2001. Year to date, however, investment-grade bonds had a decided edge, particularly U.S. Treasuries, an often-used shelter from inclement equity markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended October 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Capital & Income	-11.97%	-8.34%	-7.12%	66.73%
ML High Yield Master II	-11.95%	-6.53%	-2.97%	71.65%
High Current Yield Funds Average	-9.50%	-4.95%	-9.98%	52.04%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital & Income	-8.34%	-1.47%	5.25%
ML High Yield Master II	-6.53%	-0.60%	5.55%
High Current Yield Funds Average	-4.95%	-2.35%	4.15%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Capital & Income Fund on October 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Merrill Lynch High Yield Master II Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Semiannual Report

Total Return Components

	Six months ended October 31,	Years ended April 30,
	2002	2002	2001	2000	1999	1998
Dividend returns	3.43%	7.16%	7.15%	8.28%	10.19%	8.50%
Capital returns	-15.40%	-12.32%	-16.52%	-7.34%	-0.85%	15.09%
Total returns	-11.97%	-5.16%	-9.37%	0.94%	9.34%	23.59%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended October 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.84¢	23.01¢	51.41¢
Annualized dividend rate	8.16%	7.75%	8.16%
30-day annualized yield	9.91%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $5.54 over the past one month, $5.89 over the past six months and $6.30 over the past one year, you can compare the fund's income over these three periods. Dividends per share for the past one year include additional nonrecurring distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

After a solid first quarter of this year, the high-yield debt market struggled greatly during the six-month period ending October 31, 2002, as the Merrill Lynch High Yield Master II Index - a broad measure of high-yield bond performance - declined 11.95%. The yield spread between high-yield bonds and Treasury bonds widened from 660 to 996 basis points during the period, as investors grew increasingly risk averse. The three largest sectors of the high-yield market - telecommunications, cable and electric utilities, respectively - were the primary detractors, pulled down by overcapacity, weak earnings and corporate accounting scandals. If one were to exclude the telecom and cable sectors from the index, the yield spread would have been in the mid-600s. In a telling sign, no significant sector posted a healthy return. Year-to-date through September 2002, approximately $115 billion of investment-grade debt was downgraded to non-investment grade and entered the high-yield market. Within the index, the average bond price ended the period at 80% of its value, down from 87% last spring. On a more optimistic note, the Moody's trailing 12-month default rate was 10.4% as of April 2002 before declining to 9.5% at the end of October.

(Portfolio Manager photograph)
An interview with David Glancy, Portfolio Manager of Fidelity Capital & Income Fund

Q. How did the fund perform, David?

A. For the six months ending October 31, 2002, the fund returned -11.97%. The Merrill Lynch High Yield Master II Index fell 11.95% during the same period, while the high current yield funds average tracked by Lipper Inc. lost 9.50%. For the 12 months ending October 31, 2002, the fund was down 8.34%, while the Merrill Lynch Index slipped 6.53% and the Lipper average returned -4.95%.

Q. Why did the fund lag its peer group during the past six months?

A. Carrying a heavier weighting in the cable television industry hurt the fund, mainly due to the fallout from the Adelphia corporate governance scandal. In addition, the fund held more utilities than the average peer. This sector struggled because of the residual effects of the California energy crisis. Finally, most funds did not own any WorldCom securities - which declined sharply as accounting discrepancies came to light - and held lighter weightings in the telecommunications industry, which lagged. Unfortunately, I had more exposure here than my average peer.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What strategies did you pursue?

A. I focused on unearthing opportunities offered by distressed securities, particularly "fallen angels" - former investment-grade bonds that fell into the high-yield universe. I continued to favor the cable and satellite TV industries, as well as telecommunications. The TV providers offered recurring revenues and significant value. In telecom, I focused on wireless service providers, believing that consolidation there could help support bond valuations within a much less competitive landscape. I also increased investments in the beaten-down utilities sector. These companies are secured by hard assets such as pipelines and power generation equipment, and have customers that continue to need their services. While the fund's cash and short-term investment position remained rather high at the end of the period, I looked to work it down to take advantage of significant opportunities in the market.

Q. Which securities performed well? Which disappointed?

A. Nextel common stock and bonds did well, due to the firm's subscriber and earnings growth. The common stock and bonds of Qwest Communications, a fallen angel, were purchased at a depressed price and rebounded when the company sold off its directory business, giving it an additional $7 billion to pay down debt. Bonds issued by Williams, an energy company, also fared well, as its solid assets were a favored attribute in this market. Among the detractors was Adelphia, the bonds of which fell sharply in the aftermath of its scandal. The common stock of top holding, EchoStar, fell after its merger with GM Hughes was rejected by the Justice Department, and was also hurt by the Adelphia scandal. The bonds of WorldCom collapsed, as the magnitude of the company's problems continued to grow. The bonds and preferred stock of cable TV provider Cablevision fell in concert with Adelphia. Plus, with much of the company's debt about to mature, there were concerns it might not be able to avoid a liquidity crunch if it had trouble accessing additional capital. I still held all of these investments at period end, feeling the companies should survive, that their securities were selling well below the firms' intrinsic values and that they could rebound to higher levels.

Q. What's your outlook, David?

A. With the high-yield market priced at distressed levels, I believe it currently offers significant potential for appealing returns relative to other asset classes. While I don't know how the markets will perform, I do know that high-yield debt is among the most attractively valued segments of the market at this time. Should the high-yield market start to entice investors from other asset classes, it could post strong relative performance.

Note to shareholders: Effective after the close of trading on October 18, 2002, the redemption fee period for Fidelity Capital & Income Fund was shortened from 270 days to 90 days. Shares redeemed after October 18, 2002, that have been held at least 90 days, will not be charged a redemption fee. Shares held for less than 90 days will be subject to a 1.00% redemption fee.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth by investing mainly in debt and equity securities, with an emphasis on lower-quality debt securities

Fund number: 038

Trading symbol: FAGIX

Start date: November 1, 1977

Size: as of October 31, 2002, more than $2.4 billion

Manager: David Glancy, since 1996; manager, Fidelity and Fidelity Advisor Leveraged Company Stock funds, since 2001; Fidelity Advisor High Income Fund, 1999-2001; Spartan High Income Fund, 1993-1996; joined Fidelity in 1990

3

David Glancy on "fallen angels":

"The high-yield universe currently offers increasingly attractive investment opportunities, having been populated by a raft of fallen angels, bonds that used to be investment grade. These new entries to the high-yield market include outstanding businesses across a smorgasbord of industries. Because of the recession, a drop in investor confidence and contraction of the capital markets, these firms have fallen on hard times. At the same time, they provide the potential for significant returns. In many ways, the current environment mirrors the early 1990s, when the recovery of many high-yield bonds helped the Merrill Lynch High Yield Master II Index offer returns of more than 16% and 17% in 1992 and 1993, respectively. In response, I'm looking to deploy the fund's significant cash reserves. I believe the catalysts for the rebound of fallen angels could be an economic rebound, improved investor confidence and improving access to capital. There was already some movement in these areas toward the end of the period. Many firms looked to swap debt for equities, a favorable development for both the companies and their security holders. The forces appear to be in motion to help initiate the more favorable part of this investment cycle."

Semiannual Report

Investment Changes

Top Five Holdings as of October 31, 2002
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp.	4.9	5.1
Pacific Gas & Electric Co.	3.6	4.1
CMS Energy Corp.	3.6	2.9
EchoStar DBS Corp.	3.4	1.1
Qwest Capital Funding, Inc.	3.1	0.2
	18.6
Top Five Market Sectors as of October 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Cable TV	20.0	21.4
Telecommunications	19.6	11.8
Electric Utilities	16.0	11.8
Energy	5.2	4.4
Diversified Financial Services	4.3	2.8
Quality Diversification (% of fund's net assets)
As of October 31, 2002	As of April 30, 2002
AAA, AA, A 0.2%	AAA, AA, A 0.1%
BBB 5.1%	BBB 4.8%
BB 13.8%	BB 22.6%
B 29.6%	B 27.6%
CCC, CC, C 17.9%	CCC, CC, C 14.1%
D 1.4%	D 1.3%
Not Rated 5.6%	Not Rated 3.2%
Equities 15.2%	Equities 14.2%
Short-Term Investments and Net Other Assets 11.2%	Short-Term Investments and Net Other Assets 12.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ® ratings.
Asset Allocation (% of fund's net assets)
As of October 31, 2002 *		As of April 30, 2002 **
	Nonconvertible Bonds 67.1%		Nonconvertible Bonds 64.9%
	Convertible Bonds, Preferred Stocks 6.6%		Convertible Bonds, Preferred Stocks 8.3%
	Common Stocks 10.9%		Common Stocks 8.2%
	Other Investments 4.2%		Other Investments 6.5%
	Short-Term Investments and Net Other Assets 11.2%		Short-Term Investments and Net Other Assets 12.1%
* Foreign investments	4.4%	** Foreign investments	6.5%

Semiannual Report

Investments October 31, 2002

Showing Percentage of Net Assets

Corporate Bonds - 69.4%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 2.3%
Cable TV - 0.8%
EchoStar Communications Corp.:
4.875% 1/1/07	$ 3,000	$ 2,460
5.75% 5/15/08 (g)	20,000	16,550
		19,010
Energy - 0.0%
Parker Drilling Co. 5.5% 8/1/04	1,000	888
Technology - 0.1%
Avaya, Inc. 0% 10/31/21	3,000	840
Gilat Satellite Networks Ltd. 4.25% 3/15/05 (c)	12,080	846
		1,686
Telecommunications - 1.4%
American Tower Corp.:
2.25% 10/15/09	5,000	2,850
5% 2/15/10	11,000	4,950
Level 3 Communications, Inc.:
6% 9/15/09	10,000	3,100
6% 3/15/10	2,000	600
Nextel Communications, Inc. 5.25% 1/15/10	30,000	20,925
NTL Delaware, Inc./NTL, Inc. 5.75% 12/15/09 (c)	15,000	2,475
		34,900
TOTAL CONVERTIBLE BONDS		56,484
Nonconvertible Bonds - 67.1%
Aerospace - 0.3%
BE Aerospace, Inc. 8.875% 5/1/11	2,185	1,398
Hexcel Corp. 9.75% 1/15/09	7,970	5,021
		6,419
Air Transportation - 1.6%
Continental Airlines, Inc. pass thru trust certificates:
6.545% 2/2/19	2,668	2,081
6.795% 8/2/18	2,683	1,610
6.9% 1/2/18	2,473	1,929
7.256% 9/15/21	1,978	1,552
8.307% 4/2/18	481	289
8.312% 10/2/12	618	278
Delta Air Lines, Inc. 8.3% 12/15/29	8,210	4,023
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Air Transportation - continued
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	$ 2,000	$ 1,821
7.92% 5/18/12	2,220	1,668
7.711% 9/18/11	5,000	3,900
7.779% 11/18/05	5,440	4,080
7.779% 1/2/12	1,000	750
Northwest Airlines, Inc.:
8.875% 6/1/06	11,000	5,170
9.875% 3/15/07	2,000	900
Northwest Airlines, Inc. pass thru trust certificates:
7.575% 3/1/19	2,378	2,093
7.691% 4/1/17	460	322
8.304% 9/1/10	2,998	1,649
9.179% 10/1/11	1,834	1,008
U.S. Airways pass thru trust certificates 6.85% 7/30/19	1,819	1,437
		36,560
Automotive - 0.2%
Dana Corp. 6.25% 3/1/04	2,000	1,940
Dana Credit Corp. 7.25% 12/6/02 (g)	2,720	2,679
		4,619
Broadcasting - 0.5%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	8,390	8,306
Granite Broadcasting Corp. 10.375% 5/15/05	4,000	3,120
		11,426
Cable TV - 11.6%
Adelphia Communications Corp.:
9.375% 11/15/09 (c)	2,000	670
10.25% 6/15/11 (c)	5,360	1,769
10.5% 7/15/04 (c)	4,000	1,320
Century Communications Corp.:
0% 3/15/03 (c)	6,000	1,320
0% 1/15/08 (c)	5,287	793
8.75% 10/1/07 (c)	13,355	2,938
8.875% 1/15/07 (c)	21,526	4,736
9.5% 3/1/05 (c)	11,375	3,299
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	9,780	2,738
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.: - continued
0% 4/1/11 (d)	$ 8,800	$ 2,816
0% 5/15/11 (d)	42,045	9,881
8.25% 4/1/07	4,585	1,972
8.625% 4/1/09	30,475	13,104
10% 5/15/11	19,875	8,447
CSC Holdings, Inc.:
7.875% 12/15/07	3,000	2,505
10.5% 5/15/16	1,700	1,275
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (c)	3,000	330
11.75% 12/15/05 (c)	28,705	3,158
13.25% 9/30/04 (c)	21,800	2,398
EchoStar DBS Corp.:
9.125% 1/15/09	72,230	71,147
9.375% 2/1/09	10,000	10,000
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 11.875% 9/15/07 (c)	8,576	4,031
International Cabletel, Inc.:
11.5% 2/1/06 (c)	61,173	8,564
12.75% 4/15/05 (c)	16,288	2,443
NTL Communications Corp.:
0% 10/1/08 (c)(d)	22,620	2,488
11.5% 10/1/08 (c)	3,300	446
11.875% 10/1/10 (c)	7,785	1,051
NTL, Inc.:
0% 4/1/08 (c)(d)	15,325	1,686
10% 2/15/07 (c)	2,500	350
12% 12/1/02 (c)(i)	50,000	50,000
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06 (c)	22,460	16,171
PanAmSat Corp. 8.75% 2/1/12 (g)	5,610	5,049
Pegasus Communications Corp.:
9.625% 10/15/05	25,714	10,286
9.75% 12/1/06	5,000	2,000
Pegasus Media & Communications, Inc. 12.5% 7/1/05	3,200	2,592
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)	24,200	6,534
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Pegasus Satellite Communications, Inc.: - continued
12.375% 8/1/06	$ 23,325	$ 9,797
Telewest Communications PLC:
0% 4/15/09 (c)(d)	3,500	455
0% 2/1/10 (c)(d)	3,500	420
9.875% 2/1/10 (c)	1,155	173
Telewest PLC yankee:
9.625% 10/1/06 (c)	4,910	737
11% 10/1/07 (c)	52,993	6,094
United Pan-Europe Communications NV:
0% 8/1/09 (c)(d)	43,750	875
0% 11/1/09 (c)(d)	12,500	250
0% 2/1/10 (c)(d)	10,000	200
		279,308
Capital Goods - 1.5%
Blount, Inc. 7% 6/15/05	7,000	5,863
Tyco International Group SA:
6.125% 11/1/08	16,845	14,487
6.75% 2/15/11	6,000	5,100
yankee:
6.375% 2/15/06	1,722	1,550
6.375% 10/15/11	10,010	8,509
		35,509
Chemicals - 1.4%
Huntsman ICI Chemicals LLC 10.125% 7/1/09	4,450	3,471
Huntsman ICI Holdings LLC 0% 12/31/09	6,490	1,168
Huntsman International LLC 9.875% 3/1/09	3,915	3,876
Lyondell Chemical Co.:
9.5% 12/15/08	4,000	3,740
9.625% 5/1/07	22,260	20,924
10.875% 5/1/09	1,000	840
Sterling Chemicals, Inc. 11.75% 8/15/06 (c)	670	94
		34,113
Consumer Products - 0.9%
Revlon Consumer Products Corp.:
8.125% 2/1/06	18,000	9,180
8.625% 2/1/08	18,863	5,659
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Consumer Products - continued
Revlon Consumer Products Corp.: - continued
9% 11/1/06	$ 1,500	$ 765
12% 12/1/05	8,000	6,880
		22,484
Containers - 1.2%
Owens-Illinois, Inc.:
7.15% 5/15/05	8,890	8,268
7.8% 5/15/18	7,950	6,281
8.1% 5/15/07	670	616
Sealed Air Corp.:
6.95% 5/15/09 (g)	775	620
8.75% 7/1/08 (g)	15,485	13,472
		29,257
Diversified Financial Services - 1.6%
AmeriCredit Corp. 9.875% 4/15/06	3,700	2,960
Capital One Financial Corp.:
7.25% 12/1/03	5,410	4,923
8.75% 2/1/07	13,000	10,660
GS Escrow Corp. 7% 8/1/03	16,140	16,572
Metris Companies, Inc.:
10% 11/1/04	5,403	3,890
10.125% 7/15/06	2,000	1,380
		40,385
Electric Utilities - 15.0%
AES Corp.:
7.375% 6/15/03	26,135	18,295
8.375% 8/15/07	1,500	383
8.5% 11/1/07	2,000	510
8.75% 12/15/02	16,960	14,755
8.875% 2/15/11	5,570	2,339
9.375% 9/15/10	53,358	22,677
9.5% 6/1/09	11,840	5,210
AES Drax Energy Ltd. 11.5% 8/30/10	8,725	175
AES Drax Holdings Ltd. 10.41% 12/31/20	20,390	8,564
Allegheny Energy, Inc. 7.75% 8/1/05	1,000	810
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Electric Utilities - continued
Calpine Canada Energy Finance ULC 8.5% 5/1/08	$ 2,000	$ 660
Calpine Corp. 8.5% 2/15/11	67,495	21,598
CMS Energy Corp.:
6.75% 1/15/04	17,694	14,332
7.5% 1/15/09	31,708	22,830
7.625% 11/15/04	15,325	12,107
8.375% 7/1/03	1,595	1,388
8.5% 4/15/11	11,525	8,298
8.9% 7/15/08	3,350	2,479
9.875% 10/15/07	22,811	18,249
Edison International 6.875% 9/15/04	24,000	20,400
Edison Mission Energy 7.73% 6/15/09	6,000	2,430
Nevada Power Co. 10.875% 10/15/09 (g)	4,000	3,870
Orion Power Holdings, Inc. 12% 5/1/10	10,400	7,488
Pacific Gas & Electric Co.:
7.05% 3/1/24	6,840	6,088
8.375% 5/1/25	2,610	2,375
9.625% 11/1/05 (g)	51,910	49,834
Southern California Edison Co. 8.95% 11/3/03	12,060	11,819
Texas Utilities Co. 6.375% 1/1/08	2,375	1,900
The Coastal Corp.:
6.5% 5/15/06	3,785	2,782
7.5% 8/15/06	6,560	5,117
7.625% 9/1/08	6,025	4,368
7.75% 6/15/10	12,630	9,220
TXU Corp. 6.375% 6/15/06	31,980	26,224
Western Resources, Inc.:
7.875% 5/1/07	4,000	3,860
9.75% 5/1/07	31,815	28,315
		361,749
Energy - 4.6%
Abraxas Petroleum Corp./Canadian Abraxas Petroleum Ltd. 11.5% 11/1/04	3,500	1,925
Aquila, Inc. 11.875% 7/1/12 (g)	2,000	1,620
Belden & Blake Corp. 9.875% 6/15/07	10,000	8,150
Chesapeake Energy Corp. 8.125% 4/1/11	15,260	15,413
El Paso Corp. 7.875% 6/15/12 (g)	14,000	9,380
Hanover Equipment Trust 8.5% 9/1/08 (g)	1,300	1,235
Nuevo Energy Co. 9.375% 10/1/10	3,315	3,290
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Energy - continued
Ocean Rig Norway AS 10.25% 6/1/08	$ 1,685	$ 1,432
Vintage Petroleum, Inc. 7.875% 5/15/11	2,350	2,221
Williams Companies, Inc.:
7.125% 9/1/11	26,260	15,494
7.625% 7/15/19	5,000	2,775
8.125% 3/15/12 (g)	56,915	35,287
9.25% 3/15/04	16,950	12,035
		110,257
Entertainment/Film - 1.1%
AMC Entertainment, Inc.:
9.5% 3/15/09	2,000	1,780
9.5% 2/1/11	13,710	12,202
Cinemark USA, Inc. 9.625% 8/1/08	6,000	5,760
IMAX Corp. 7.875% 12/1/05	11,020	7,934
		27,676
Environmental - 1.5%
Allied Waste North America, Inc.:
7.875% 1/1/09	2,000	1,940
8.5% 12/1/08	11,710	11,300
8.875% 4/1/08	3,000	2,970
Browning-Ferris Industries, Inc.:
6.1% 1/15/03	10,000	9,950
6.375% 1/15/08	400	328
7.4% 9/15/35	15,066	10,923
		37,411
Food and Drug Retail - 2.6%
Pathmark Stores, Inc. 8.75% 2/1/12	42,620	37,506
Rite Aid Corp.:
6% 12/15/05 (g)	8,345	5,716
6.125% 12/15/08 (g)	4,500	2,520
7.125% 1/15/07	8,260	5,369
7.625% 4/15/05	1,000	720
11.25% 7/1/08	2,000	1,400
12.5% 9/15/06	10,130	9,624
		62,855
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - 0.6%
Corn Products International, Inc. 8.25% 7/15/07	$ 5,000	$ 4,950
Dean Foods Co. 6.9% 10/15/17	1,265	1,120
Dole Food Co., Inc. 7.25% 5/1/09	9,535	8,772
		14,842
Gaming - 0.1%
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	3,000	2,828
Healthcare - 0.3%
HealthSouth Corp. 7.625% 6/1/12	1,000	788
PacifiCare Health Systems, Inc. 10.75% 6/1/09	7,000	7,280
		8,068
Homebuilding/Real Estate - 0.9%
Champion Enterprises, Inc. 11.25% 4/15/07 (g)	3,000	2,100
LNR Property Corp.:
9.375% 3/15/08	18,175	17,721
10.5% 1/15/09	2,000	2,020
		21,841
Hotels - 0.5%
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	11,605	11,518
Insurance - 0.2%
Fairfax Financial Holdings Ltd. yankee 7.375% 4/15/18	8,000	4,320
Metals/Mining - 0.3%
Better Minerals & Aggregates Co. 13% 9/15/09	5,060	4,099
Kaiser Aluminum & Chemical Corp.:
10.875% 10/15/06 (c)	3,190	1,946
12.75% 2/1/03 (c)	5,250	578
		6,623
Paper - 0.3%
Georgia-Pacific Group 8.125% 5/15/11	10,000	8,500
Publishing/Printing - 0.2%
K-III Communications Corp. 8.5% 2/1/06	5,000	4,300
PRIMEDIA, Inc. 8.875% 5/15/11	2,000	1,670
		5,970
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Railroad - 0.7%
TFM SA de CV:
11.75% 6/15/09	$ 11,650	$ 11,126
12.5% 6/15/12 (g)	5,955	5,866
		16,992
Super Retail - 0.6%
Gap, Inc.:
5.625% 5/1/03	6,000	6,000
10.55% 12/15/08	2,000	2,030
J. Crew Group, Inc. 13.125% 10/15/08	3,000	1,200
J. Crew Operating Corp. 10.375% 10/15/07	2,000	1,400
JCPenney Co., Inc. 9% 8/1/12 (g)	2,000	1,890
Saks, Inc. 7.375% 2/15/19	3,650	2,482
		15,002
Technology - 1.1%
Corning, Inc. 6.85% 3/1/29	9,000	4,320
Loral Space & Communications Ltd. 9.5% 1/15/06	8,849	1,593
Lucent Technologies, Inc. 6.45% 3/15/29	8,320	3,411
Micron Technology, Inc. 6.5% 9/30/05 (i)	5,000	4,400
Seagate Technology HDD Holdings 8% 5/15/09 (g)	3,000	3,030
Xerox Corp. 9.75% 1/15/09 (g)	10,365	8,758
		25,512
Telecommunications - 15.2%
American Cellular Corp. 9.5% 10/15/09	6,760	811
American Tower Corp. 9.375% 2/1/09	50,150	28,335
AmeriCredit Corp. 9.25% 5/1/09 (g)	7,000	4,900
AT&T Corp. 8% 11/15/31 (e)	8,000	7,640
AT&T Wireless Services, Inc.:
7.875% 3/1/11	7,930	6,899
8.125% 5/1/12	2,000	1,740
Avaya, Inc. 11.125% 4/1/09	8,820	6,703
Cincinnati Bell Telephone Co. 6.3% 12/1/28	2,000	1,300
Crown Castle International Corp.:
9.375% 8/1/11	20,030	14,221
9.5% 8/1/11	3,120	2,200
10.75% 8/1/11	9,090	6,908
Focal Communications Corp. 0% 2/15/08 (d)	3,015	60
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Level 3 Communications, Inc.:
0% 12/1/08 (d)	$ 3,000	$ 1,050
0% 3/15/10 (d)	15,500	3,875
Loral CyberStar, Inc. 10% 7/15/06	13,221	5,288
Lucent Technologies, Inc. 6.5% 1/15/28	3,325	1,363
MCI Communications Corp.:
6.5% 4/15/10	2,000	800
7.125% 6/15/27	5,000	2,000
Nextel Communications, Inc.:
9.375% 11/15/09	21,000	18,060
9.5% 2/1/11	1,000	850
Nextel Partners, Inc.:
0% 2/1/09 (d)	17,865	10,540
11% 3/15/10	8,945	6,709
11% 3/15/10	5,275	3,956
12.5% 11/15/09	500	400
NEXTLINK Communications, Inc.:
0% 4/15/08 (c)(d)	20,000	100
0% 6/1/09 (c)(d)	40,813	102
0% 12/1/09 (c)(d)	83,220	208
Pacific Northwest Bell Telephone Co. 4.5% 4/1/03	1,345	1,231
Qwest Capital Funding, Inc.:
5.875% 8/3/04	42,500	32,513
7% 8/3/09	5,500	3,053
7.25% 2/15/11	66,125	36,699
7.75% 8/15/06	8,000	4,960
7.9% 8/15/10	745	417
Qwest Corp.:
7.625% 6/9/03	7,625	7,358
8.875% 3/15/12 (g)	24,000	21,840
Rural Cellular Corp. 9.75% 1/15/10	12,400	5,456
Satelites Mexicanos SA de CV:
6.29% 6/30/04 (g)(h)	29,253	24,865
10.125% 11/1/04	31,950	12,141
SpectraSite Holdings, Inc.:
0% 7/15/08 (d)	14,235	2,847
0% 4/15/09 (d)	19,865	3,973
0% 3/15/10 (d)	2,555	447
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
SpectraSite Holdings, Inc.: - continued
10.75% 3/15/10	$ 6,725	$ 1,480
TeleCorp PCS, Inc. 0% 4/15/09 (d)	3,874	2,983
Time Warner Telecom, Inc. 10.125% 2/1/11	9,000	4,050
Triton PCS, Inc.:
0% 5/1/08 (d)	2,610	1,853
8.75% 11/15/11	12,750	9,053
9.375% 2/1/11	8,000	5,840
U.S. West Capital Funding, Inc. 6.375% 7/15/08	3,795	2,068
U.S. West Communications 7.2% 11/1/04	22,610	21,140
WorldCom, Inc.:
6.25% 8/15/03 (c)	22,500	3,881
6.4% 8/15/05 (c)	12,000	2,070
7.5% 5/15/11 (c)	105,930	18,273
		367,509
Textiles & Apparel - 0.5%
Kasper A.S.L. Ltd. 13% 3/31/04 (c)	17,100	11,970
TOTAL NONCONVERTIBLE BONDS		1,621,523
TOTAL CORPORATE BONDS (Cost $2,194,286)		1,678,007
Common Stocks - 10.9%
	Shares
Automotive - 0.0%
Exide Technologies warrants 3/18/06 (a)	290	0
Cable TV - 5.0%
Cablevision Systems Corp. - NY Group Class A (a)	1,881,200	17,984
EchoStar Communications Corp. Class A (a)	4,881,379	99,520
Pegasus Communications Corp. Class A (a)	2,090,426	3,240
		120,744
Containers - 0.1%
Owens-Illinois, Inc. (a)	160,300	1,922
Trivest 1992 Special Fund Ltd. (i)	11,400,000	228
		2,150
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Diversified Financial Services - 1.7%
AmeriCredit Corp. (a)	5,614,300	$ 42,613
Electric Utilities - 1.0%
AES Corp. (a)	4,048,400	7,166
CMS Energy Corp.	749,800	5,871
PG&E Corp. (a)	975,000	10,579
		23,616
Food and Drug Retail - 0.4%
Pathmark Stores, Inc. (a)(f)	2,184,569	9,940
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (i)	79,800	0
Class B (i)	19,817	0
		0
Insurance - 0.6%
American Financial Group, Inc., Ohio	536,200	12,429
Markel Corp. (a)	10,000	2,025
		14,454
Telecommunications - 1.6%
Focal Communications Corp. (a)(f)	1,064,225	309
Focal Communications Corp. warrants 12/14/07 (a)	251,859	0
Leap Wireless International, Inc.:
warrants 4/15/10 (CV ratio 2.5) (a)(g)	10,900	0
warrants 4/15/10 (CV ratio 5.1) (a)(g)	11,475	0
Level 3 Communications, Inc. (a)	580,000	2,760
McCaw International Ltd. warrants 4/16/07 (a)(g)	55,220	0
Nextel Communications, Inc. Class A (a)	2,165,870	24,431
Qwest Communications International, Inc. (a)	3,073,300	10,418
		37,918
Textiles & Apparel - 0.5%
Arena Brands Holding Corp. Class B	659,302	12,692
TOTAL COMMON STOCKS (Cost $555,941)		264,127
Preferred Stocks - 4.3%

Convertible Preferred Stocks - 0.4%
Diversified Financial Services - 0.1%
Capital One Financial Corp. $3.125 DECS	100,000	2,865
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
Textiles & Apparel - 0.3%
Arena Brands Holding Corp. Series B (i)	5,850	$ 5,850
TOTAL CONVERTIBLE PREFERRED STOCKS		8,715
Nonconvertible Preferred Stocks - 3.9%
Broadcasting - 0.4%
Granite Broadcasting Corp. $127.50 pay-in-kind	23,591	10,616
Cable TV - 2.2%
CSC Holdings, Inc.:
Series H, $11.75	57,790	3,381
Series M, $11.125	830,846	48,604
NTL, Inc. Series B, $130.00 pay-in-kind	8,630	22
		52,007
Diversified Financial Services - 0.9%
American Annuity Group Capital Trust I $2.3125	72,565	1,778
American Annuity Group Capital Trust II $88.75	18,557	18,802
		20,580
Homebuilding/Real Estate - 0.3%
Swerdlow Real Estate Group, Inc.:
junior (i)	19,817	0
mezzanine (i)	79,800	0
senior (i)	79,800	6,299
		6,299
Technology - 0.1%
Ampex Corp. 8% non-cumulative (redeemable preferred)	4,654	3,630
Telecommunications - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	16,699	1,169
XO Communications, Inc. $7.00 pay-in-kind	308,191	3
		1,172
TOTAL NONCONVERTIBLE PREFERRED STOCKS		94,304
TOTAL PREFERRED STOCKS (Cost $181,473)		103,019
Floating Rate Loans - 3.0%
	Principal Amount (000s)	Value (Note 1) (000s)
Automotive - 0.2%
Federal-Mogul Financing Trust Tranche B term loan 4.29% 2/24/05 (h)	$ 6,985	$ 3,912
Broadcasting - 0.0%
Gray Communications System, Inc. term loan 4.8% 12/31/10 (h)	600	602
Cable TV - 0.4%
Century Cable Holdings LLC Tranche B term loan 6.75% 6/30/09 (c)(h)	9,500	6,555
United Pan-Europe Communications NV Tranche C term loan 7.3% 3/31/09 (h)	5,000	2,850
		9,405
Capital Goods - 0.4%
Thermadyne Manufacturing LLC:
Tranche B term loan 4.79% 5/22/05 (h)	5,854	5,268
Tranche C term loan 5.04% 5/22/06 (h)	5,854	5,268
		10,536
Energy - 0.6%
Ocean Rig Norway AS Tranche A term loan 6.53% 6/1/08 (h)	8,250	7,013
Tesoro Petroleum Corp. Tranche B term loan 7.5% 12/31/07 (h)	7,980	6,823
		13,836
Telecommunications - 1.4%
Level 3 Communications, Inc.:
Tranche A term loan 5.0356% 9/30/07 (h)	3,000	1,920
Tranche B term loan 6.0356% 1/15/08 (h)	11,750	7,638
Tranche C term loan 6.26% 1/30/08 (h)	24,000	15,720
RCN Corp. Tranche B term loan 7% 6/3/07 (h)	5,739	2,468
SpectraSite Communications, Inc. Tranche B term loan 6.311% 12/31/07 (h)	8,300	6,765
		34,511
TOTAL FLOATING RATE LOANS (Cost $80,329)		72,802
Commercial Paper - 1.2%
	Principal Amount (000s)	Value (Note 1) (000s)
Pacific Gas & Electric Co.:
7.446% 1/23/01 (h)	$ 10,000	$ 9,350
7.446% 1/29/01 (h)	21,706	20,295
TOTAL COMMERCIAL PAPER (Cost $31,224)		29,645
Money Market Funds - 13.1%
	Shares
Fidelity Cash Central Fund, 1.83% (b) (Cost $315,336)	315,335,512	315,336
Cash Equivalents - 0.3%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.8%, dated 10/31/02 due 11/1/02) (Cost $7,645)	$ 7,645	7,645
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $3,366,234)		2,470,581
NET OTHER ASSETS - (2.2)%		(53,850)
NET ASSETS - 100%		$ 2,416,731
Security Type Abbreviations
DECS	-	Dividend Enhanced Convertible Stock/Debt Exchangeable for Common Stock
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $221,081,000 or 9.1% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Series B	6/25/02 - 10/3/02	$ 5,850
Micron Technology, Inc. 6.5% 9/30/05	3/3/99 - 9/12/02	$ 3,979
NTL, Inc. 12% 12/1/02	5/6/02	$ 50,000
Swerdlow Real Estate Group, Inc.: Class A	1/15/99	$ 11
Class B	1/15/99	$ 3
junior	1/15/99	$ 3
mezzanine	1/15/99	$ 79
senior	1/15/99	$ 7,619
Trivest 1992 Special Fund Ltd.	7/2/92	$ -
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,420,581,000 and $1,429,463,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $44,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $66,777,000 or 2.8% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $6,422,000. The weighted average interest rate was 2.38%. At period end there were no bank borrowings outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $72,802,000 or 3.0% of net assets.
Income Tax Information
At April 30, 2002, the fund had a capital loss carryforward of approximately $560,193,000 of which $109,257,000 and $450,936,000 will expire on April 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending April 30, 2003 approximately $173,255,000 of losses recognized during the period November 1, 2001 to April 30, 2002.

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		October 31, 2002

Assets
Investment in securities, at value (including securities loaned of $34,694 and repurchase agreements of $7,645)(cost $3,366,234) - See accompanying schedule		$ 2,470,581
Cash		267
Receivable for investments sold		32,810
Receivable for fund shares sold		899
Interest receivable		47,634
Other receivables		4,487
Total assets		2,556,678

Liabilities
Payable for investments purchased	$ 96,058
Payable for fund shares redeemed	1,711
Distributions payable	1,651
Accrued management fee	1,150
Other payables and accrued expenses	2,127
Collateral on securities loaned, at value	37,250
Total liabilities		139,947

Net Assets		$ 2,416,731
Net Assets consist of:
Paid in capital		$ 4,060,773
Undistributed net investment income		111,473
Accumulated undistributed net realized gain (loss) on investments and assets and liabilities in foreign currencies		(859,864)
Net unrealized appreciation (depreciation) on investments		(895,651)
Net Assets, for 426,671 shares outstanding		$ 2,416,731
Net Asset Value, offering price and redemption price per share ($2,416,731 ÷ 426,671 shares)		$ 5.66

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements - continued

Statement of Operations

Amounts in thousands		Six months ended October 31, 2002

Investment Income
Dividends		$ 7,705
Interest		126,356
Security lending		87
Total income		134,148

Expenses
Management fee	$ 7,517
Transfer agent fees	3,085
Accounting and security lending fees	347
Non-interested trustees' compensation	4
Custodian fees and expenses	42
Registration fees	34
Audit	69
Legal	27
Interest	1
Miscellaneous	12
Total expenses before reductions	11,138
Expense reductions	(322)	10,816
Net investment income (loss)		123,332
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities (including realized gain (loss) of $(1,121) on sales of investments in affiliated issuers)		(127,060)
Change in net unrealized appreciation (depreciation) on investment securities		(361,675)
Net gain (loss)		(488,735)
Net increase (decrease) in net assets resulting from operations		$ (365,403)

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended October 31, 2002	Year ended April 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 123,332	$ 251,128
Net realized gain (loss)	(127,060)	(421,277)
Change in net unrealized appreciation (depreciation)	(361,675)	4,723
Net increase (decrease) in net assets resulting from operations	(365,403)	(165,426)
Distributions to shareholders from net investment income	(100,931)	(230,785)
Share transactions Net proceeds from sales of shares	177,873	901,192
Reinvestment of distributions	91,876	206,872
Cost of shares redeemed	(422,356)	(788,930)
Net increase (decrease) in net assets resulting from share transactions	(152,607)	319,134
Redemption fees	616	1,330
Total increase (decrease) in net assets	(618,325)	(75,747)

Net Assets
Beginning of period	3,035,056	3,110,803
End of period (including undistributed net investment income of $111,473 and undistributed net investment income of $89,072, respectively)	$ 2,416,731	$ 3,035,056
Other Information Shares
Sold	29,858	129,464
Issued in reinvestment of distributions	15,869	29,897
Redeemed	(72,468)	(113,903)
Net increase (decrease)	(26,741)	45,458

Semiannual Report

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

	Six months ended October 31,	Years ended April 30,
	2002	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 6.69	$ 7.63	$ 9.14	$ 10.29	$ 10.68	$ 9.28
Income from Investment Operations
Net investment income (loss) D	.281	.592 F	.781	.872	.863	.721
Net realized and unrealized gain (loss)	(1.082)	(.990) F	(1.612)	(.799)	(.024)	1.385
Total from investment operations	(.801)	(.398)	(.831)	.073	.839	2.106
Distributions from net investment income	(.230)	(.545)	(.686)	(.743)	(.974)	(.710)
Distributions from net realized gain	-	-	-	(.487)	(.260)	-
Total distributions	(.230)	(.545)	(.686)	(1.230)	(1.234)	(.710)
Redemption fees added to paid in capital D	.001	.003	.007	.007	.005	.004
Net asset value, end of period	$ 5.66	$ 6.69	$ 7.63	$ 9.14	$ 10.29	$ 10.68
Total Return B,C	(11.97)%	(5.16)%	(9.37)%	.94%	9.34%	23.59%
Ratios to Average Net Assets E
Expenses before expense reductions	.85% A	.81%	.79%	.83%	.82%	.83%
Expenses net of voluntary waivers, if any	.85% A	.81%	.79%	.83%	.82%	.83%
Expenses net of all reductions	.83% A	.81%	.78%	.82%	.81%	.82%
Net investment income (loss)	9.46% A	8.48% F	9.32%	9.09%	8.84%	7.23%
Supplemental Data
Net assets, end of period (in millions)	$ 2,417	$ 3,035	$ 3,111	$ 3,179	$ 2,589	$ 2,356
Portfolio turnover rate	128% A	125%	82%	88%	125%	179%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data, ratios and supplemental data for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended October 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Capital & Income Fund (the fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees . A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Dividends are declared daily and paid monthly

Semiannual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to prior period premium and discount on debt securities, defaulted bonds, market discount, non-taxable dividends, partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 88,673	|
Unrealized depreciation	(949,736)
Net unrealized appreciation (depreciation)	$ (861,063)
Cost for federal income tax purposes	$ 3,331,644

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. Redemptions on or prior to October 18, 2002, of shares held less than 270 days were subject to a short-term trading fee equal to 1.00 % of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .24% of average net assets.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,091 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $317 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $5.

9. Other Information.

At the end of the period, the Fidelity Freedom Funds were owners of record, in the aggregate, of approximately 25% of the total outstanding shares of the fund.

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Focal Communications Corp.	$ -	$ 53	$ -	$ 309
National Vision, Inc.	-	45	-	-
Pathmark Stores, Inc.	-	6,149	-	9,940
TOTALS	$ -	$ 6,247	$ -	$ 10,249

Semiannual Report

Report of Independent Accountants

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital & Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

December 10, 2002

Semiannual Report

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Semiannual Report

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

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